UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2007

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events.

On November 19, 2007, the Board of Directors of Omega Financial Corporation ("Omega") waived the mandatory retirement requirement under the Bylaws with respect to directors Philip E. Gingerich and David B. Lee. Under Omega's bylaws, any director that reaches age 70 will cease to be a director on December 31st of the calendar year in which such director reaches age 70. Messrs. Gingerich and Lee, both of whom reached age 70 this year, would have retired as directors effective December 31, 2007. Under the action taken by the Board, Messrs. Gingerich and Lee will continue to serve as directors of Omega until the earlier of (i) the completion of the merger with F.N.B. Corporation ("FNB") or (ii) the termination of the Agreement and Plan of Merger with FNB.

Additional Information and Where to Find It
In connection with the proposed merger, Omega and FNB will file a joint proxy statement/prospectus and other relevant documents with the Securities and Exchange Commission. SHAREHOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/ PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the joint proxy statement/prospectus (when available) and other documents filed by Omega and FNB at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained for free from Omega by directing such request to Omega at 366 Walker Drive, State College, Pennsylvania 16801, Attention: Investor Relations, telephone: (814) 231-7680.

Omega and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning such participants’ ownership of Company common stock is set forth in Omega’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission. Additional information about the interests of those participants may be obtained from reading the joint proxy statement/prospectus relating to the merger when it becomes available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

November 26, 2007	By:	Daniel L. Warfel

Name: Daniel L. Warfel
Title: Executive Vice President, Chief Finanical Officer